UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  May 8, 2012

Covance Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12213	22-3265977
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

210 Carnegie Center, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code  609-452-4440

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 8, 2012, the Shareholders of Covance Inc. (“Covance”) approved the Non-Employee Directors Deferred Stock Plan (the “Plan”). The Plan provides that each non-employee Director of the Company shall receive an annual grant (“Award”) of deferred shares in an amount determined by the Board of Directors, not to exceed 6,000 shares.  Each Award will represent the right to receive Covance Common Stock, at the end of the specific restriction period (or, if elected by the participant in accordance with the terms of the Plan, at the end of a specified deferral period).  Each Award Agreement shall specify the duration of the restriction period and the conditions under which the Award may be forfeited to the Company.  Unless otherwise specified in an Award Agreement, the restriction period applicable to each Award shall lapse on the first anniversary of the date of grant, provided that the participant has not incurred a separation of service from the Company.  The number of shares available for grant under the Plan is 200,000 shares.

The Plan is filed as an Exhibit to this current Report on Form 8-K and is incorporated by reference herein.  This description is qualified in its entirety by reference to the Plan.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Stockholders of Covance was held on May 8, 2012, pursuant to notice.

Two Class IIII members of the Board of Directors were reelected with the following votes cast:

Nominee	For	Withheld
Robert Barchi, M.D., Ph.D.	46,372,164	1,838,496
Joseph C. Scodari	46,460,224	1,750,436

The shareholders approved the Company’s Executive Compensation in an advisory vote, with the following votes cast:

For	Against	Abstained	Broker-NonVotes
36,653,373	11,112,236	445,051	5,229,038

The shareholders approved the Non-Employee Directors Deferred Stock Plan with the following votes cast:

For	Against	Abstained	Broker-NonVotes
42,772,304	4,996,620	441,736	5,229,038

The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors with the following votes cast:

For	Against	Abstained	Broker-NonVotes
51,162,879	2,216,960	59,859	0

The shareholders rejected a shareholder proposal relating to annual reporting to shareholders on measures taken relating to USDA citations under the Animal Welfare Act, with the following votes cast:

For	Against	Abstained	Broker-NonVotes
2,952,315	36,024,627	9,233,718	5,229,038

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1                           Non-Employee Directors Deferred Stock Plan

10.2                           Form of Grant Agreement under Non-Employee Directors Deferred Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVANCE INC.

Date: May 14, 2012	/s/ James W. Lovett
	Name:	James W. Lovett
	Title:	Corporate Senior Vice President,
General Counsel, and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Non-Employee Directors Deferred Stock Plan

10.2	Form of Grant Agreement under Non-Employee Directors Deferred Stock Plan